Exhibit 99.1

Building the Next Immunology Leader Corporate Presentation – July 2023

©2023 Zura Bio Ltd. This communication includes “ forward - looking statements ” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Words such as “ expect ,” “ estimate ,” “ project ,” “ budget ,” “forecast,” “ anticipate,” “ intend,” “ plan,” “ may,” “ will,” “could,” “should,” “believe ,” “ predict ,” “potential,” “ continue ,” “ strategy ,” “ future ,” “ opportunity ,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward - looking statements . Forward - looking statements are predictions , projections and other statements about future events that are based on current expectations and assumptions and, as a result , are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results . These statements are based on various assumptions , whether or not identified in this communication . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . You should carefully consider the risks and uncertainties described in the “Risk Factors” sections of Zura Bio’s recent filings with the SEC . These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Many of these factors are outside Zura Bio’s control and are difficult to predict . Many factors could cause actual future events to differ from the forward - looking statements in this communication , including but not limited to : (1) the outcome of any legal proceedings that may be instituted against Zura Bio ; (2) volatility in the price of Zura Bio’s securities ; (3) the ability of Zura Bio to successfully conduct research and development activities , grow and manage growth profitably , maintain relationships with customers and suppliers , and retain key employees ; (4) costs related to financing transactions and the ongoing costs relating to operating as a public company ; (5) changes in the applicable laws or regulations ; (6) the possibility that Zura Bio may be adversely affected by other economic , business , and / or competitive factors ; (7) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Zura Bio operates ; (8) the impact of the global COVID - 19 pandemic ; (9) the potential inability of Zura Bio to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs ; (10) the enforceability of Zura Bio’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others , cyber security risks or potential breaches of data security ; and (11) other risks and uncertainties described in the Registration Statement and such other documents filed by Zura Bio from time to time with the SEC . These risks and uncertainties may be amplified by the COVID - 19 pandemic or other unanticipated global disruption events , which may continue to cause economic uncertainty . Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward - looking statements, including projections, which speak only as of the date made . Zura Bio gives no assurance that it will achieve its expectations . Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward - looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws . Forward - Looking Statements Disclaimer 2

©2023 Zura Bio Ltd. 3 ▪ Experienced management team with proven ability to successfully execute and build a leading market position ▪ Multiple Phase 2 ready assets in important, underserved indications including SSc, HS and Asthma ▪ Public on Nasdaq in March 2023 ▪ Well capitalized with > $100M cash,* including $80M PIPE in June ( Deep Track Capital, Great Point Partners, Suvretta Capital, others ) to support development and operations through 2026, including key data readouts © 2023 Zura Bio Ltd. (*) As of July 2023 ABBREVIATIONS: HS, Hidradenitis suppurativa; SSc, Systemic sclerosis

©2023 Zura Bio Ltd. Experienced management team with proven ability to successfully execute and build a leading market position Verender Badial Chief Financial Officer Someit Sidhu M.D. Chief Executive Officer and Director Chris Cabell M.D. Chief Medical Officer and Head of Research and Development Gary Whale Ph.D. Chief Technology Officer Mike Howell Ph.D. Chief Scientific Officer and Head of Translational Science Kim Davis Chief Legal Officer 4 Amit Munshi Chairman Jennifer Jarrett Director Steve Schoch Director Garry Neil, M.D. Director Parvinder Thiara Director Sandeep Kulkarni, M.D. Director Neil Graham, M.D. Director BOARD OF DIRECTORS

©2023 Zura Bio Ltd. Sizeable Total Addressable Market Exists Across Number of Validated Mechanisms 5 Sources: Evaluate Pharma. FactSet. Data as of 07/21/23. (1) Assets included in projected TAM: Cosentyx, Taltz, Bimzelx and Siliq (IL - 17), Tezspire (TSLP), Benlysta (BAFF) and itepekimab and tzorakimab (IL - 33). $0 $5B $10B $15B $20B 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 IL - 17 TSLP BAFF IL - 33 Projected TAMs (revenue forecasts for commercial products) (1) Large TAM present a ~$20B opportunity Mechanisms validated across an array of indications

Clinical stage pipeline targeting key immunology pathways

zurabio

Zura Bio Program		Indication	Next Clinical Phase: Preclinical	Phase 1	Phase 2	Phase 3	Expected Key Milestone	
ZB-106	tibulizumab Anti-BAFFxIL-17	Systemic sclerosis Hidradenitis suppurative					Initiation of asset transfer	✓
							Open IND Rheumatology Division	✓
							Phase 2 initiation	
ZB-880	torudokimab Anti-IL-33	Asthma					Transition Asset from Lily	✓
							Gain FDA feedback on Ph 2/3 design	✓
							Ph2 initiation*	
ZB-168	Anti-IL-7R	Alopecia areata					Transition Asset from Pfizer	✓
							CMC Tech Transfer	✓
							Ph2 initiation**	

(*) pending expected phase 2 and 3 external catalysts in Asthma and Chronic obstructive pulmonary disease (COPD)
(**) pending expected phase 2 external catalysts in Atopic dermatitis (AD), Ulcerative colitis (UC) and Sjögrens syndrome (SjS)

Note: Zura Bio development plan(s) subject to review

©2023 Zura Bio Ltd.
6

ZB-106 is a Potential First-in-Class, Dual Antagonist Combining tabalumab and ixekizumab (TALTZ®)

ZURA'S LEAD ASSET

IgG-scFv engineered by the fusion of ixekizumab (TALTZ®) and tabalumab[1,2,3]

- Neutralizes IL-17A or BAFF regardless of other binding sites occupancy
- Binds to IL-17 and BAFF similarly to Taltz and tabalumab, respectively
- Activity is mediated through direct target engagement and not ADCC
- Terminal half-life >26 days

Robust existing clinical and non-clinical data package

- Two Phase 1b studies completed by Eli Lilly (RA and Sjögren's Syndrome)
- 78 participants dosed to date

Safety profile is consistent with ixekizumab (TALTZ®) and IL-17A class

- Chronic toxicity studies completed with no adverse findings

Durable and deep IL-17 and BAFF signaling blockade observed with subcutaneous dosing every 4 weeks

- At target Q4W doses BAFF and IL-17 achieve maximum receptor occupancy

Low rate of immunogenicity

- Only 1 participant in the MAD study positive for Anti-drug Antibodies (ADAs)



Tabalumab
BAFF
Anti-BAFF Ab
IL-17
Taltz
Anti-IL-17 scFv

Source: 1. Liu et al. 2016. *J Inflam Research*; 2. Manetta et al. 2014. *J Inflam Research*; 3. Benschop et al. 2019. MAbs

©2023 Zura Bio Ltd.
7

ZB-106 Disrupts IL-17 and/or BAFF-Mediated Inflammation

ZB-106 has the potential to treat diseases driven by B-cell and T-cell signaling

POTENTIAL T-CELL AND B-CELL SYNERGY

- Multiple T-cell driven diseases remain sub-optimally treated despite the growth in "pure play" anti-IL-17 drugs
- B-cell driven diseases often have a T-cell driven autoimmune component contributing to the pathology
- Combined approach to address T-cell and B-cell drivers of autoimmunity has the potential to increase clinical benefit


IL-17
Binds to IL-17A preventing IL-17A/A and IL-17A/F heterodimerization[1]
IL-17A/IL-17F
IL-17A/IL-17A
IL-17F/IL-17F
IL-17RA
IL-17RC
Autoimmune Inflammation
BAFF
Binds to BAFF trimer and BAFF 60-mer preventing binding to BAFF-R, TACI, and BCMA[2]
BAFF 60-mer
BAFF Trimer
APRIL Trimer
BAFF-R
TACI
BCMA
Immature B Cell Survival and Maturation
T Cell Independent Antibody Responses/ B Cell Regulation/ Class Switch Recombination
Plasma Cell Survival
Figure Generated with BioRender

Source: 1. Liu et al. 2016. J Inflam Research; 2. Smulski and Eibel. 2018. FrontImmunol

©2023 Zura Bio Ltd.
8

ZB - 106 tibulizumab | Anti BAFFxIL - 17 | Systemic sclerosis (SSc) Potential First - in - Class, Dual Antagonist Combining tabalumab and TALTZ®

Systemic sclerosis is a rare & life-threatening disease with insufficient therapy available zurabio

Rare and life-threatening autoimmune disease characterized by tissue inflammation and fibrosis

- One of the deadliest of the rheumatic diseases
- Associated with severe disability, fibrosis-related organ failure, and premature death
  - Up to 50% of patients develop interstitial lung disease (ILD), the most common cause of mortality in these patients
  - Severe impact on patients' lives with a variable constellation of symptoms, including Raynaud's phenomenon, arthritis, painful ulcers on fingers and toes, thickening and scarring of the skin, shortness of breath, hypertension, and severe fatigue

High unmet medical need with insufficient therapy currently available

- Standard of care relies on immunosuppression therapy and rather toxic biologic agents
- Symptom management with pain relief through nonsteroidal, anti-inflammatory medications or corticosteroids
- Two disease-modifying drugs are approved for severe lung complications of the disease (SSc-ILD), but no effective treatment exists that combats the disease across organ systems

~200,000	40-60%	Zero	$2B+
people with SSc in US, EU and Japan[1]	mortality in 10 years[2]	SSc-specific drugs approved	annual potential market opportunity

Source: Medscape, BMJ best practice 1. Health Advanced, LLC; Lenabasum Commercial Market Assessment 2. Tyndall et al, 2010 3. Bergamasco, A. et al., Clin Epidemiol. 2019 Apr 18;11:257-273 4. Zura Bio internal analysis and benchmarking, 5. Internal assumption based on demand research and rare disease analogues

©2023 Zura Bio Ltd.
10

ZB-106 is Clinically De-Risked Through P1b

zurabio

78 Participants Dosed Across Three P1/1b studies

57 participants with single dose; 21 participants with multiple dose up to 12 weeks

PHARMACOKINETICS

- $t_{1/2}$ is 26.9 days
- Bioavailability after SC doses was 62.9%
- At doses tested there is evidence of maximum target engagement with clinical safety supporting 6-fold "window" between max target engagement and max human dose tested

Established dosing regimen

PHARMACODYNAMICS

- In Ph1b healthy volunteer study in RA participants there was multiple impacts on PD markers:
  - Decrease in CD20+ B-cells with higher doses generally associated with larger changes from baseline
  - Decrease in hs-CRP AUC was associated with higher ZB-106 AUCs

Demonstrated PD in participants in ph1b

SAFETY and ADA

- SAD Studies: No deaths or SAEs
- MAD study: No deaths, single related SAE of neutropenia with resolution
- Most frequent TEAE: Headache, transient neutropenia, nausea, diarrhea
- No TEAE of infection at target doses
- In the MAD study, one participant had TE-ADAs detected at a low titer

Safety / ADA profile in line with TALTZ®

ZB-106 is a highly validated molecule that enables the opportunity to deliver on the promise of both IL-17 and BAFF inhibition in autoimmune disease

ABBREVIATIONS: MAD, multiple ascending dose; SAD, single ascending dose

©2023 Zura Bio Ltd.
11

IL-17 and BAFF Inhibition Pathways Have Shown Efficacy in Placebo Controlled Trials in Systemic sclerosis (SSc)

IL-17 efficacy in SSc

- Brodalumab treatment in SSc leads to improved clinical outcomes[1]
- IL-17 known to play key role in the fibrotic process of various organs like lung, kidney, heart and skin
- Th17 cell–derived IL-17 was significantly higher in the skin and serum of SSc patients[2]



IL 23/IL17
Stromal cells
CXCL13
T1-IFN
BAFF
TLS
B cell
GC
Plasma cell
CXCR5+
Tfh cell

Role of BAFF in SSc

- Belimumab therapy shows efficacy in open label studies and one single center PBO study[3]
- Phase 2/3 initiated in SSc-ILD by GSK
- SSc patients have B cell abnormalities characterized by chronic hyper-reactivity of memory B cells[4]
- BAFF and auto-antibodies are key biomarkers in SSc[5,6]

ZB-106 has the potential to treat the TH17 and BAFF components of SSc

Source: 1. Fukasawa et al. 2022. AnnalsRheumDisease; 2. Yang et al. Arthritis Research & Therapy 2014 3. Ebata et al. 2021. Lancet Rheumatol 4.Sato et al. 2004. MolImmunol.; 5. Senecal et al 2020. JSclerodermaRelatDisord; 6. Sato et al. 2000. JImmunol.

©2023 Zura Bio Ltd. 12

Treatments in SSc have Demonstrated Improved Clinical Outcomes

Brodalumab
IL-17 receptor antagonist

- Achieved primary endpoint of treatment difference of least square mean: −21.2 [95% CI -23.9, 18.5]; P<0.0001), and demonstrated a rapid, sustained reduction in mRSS over 52 weeks[1]
- Demonstrated therapeutic effects on lung/respiratory functions, digital ulcers, the symptoms of gastroesophageal reflux disease, and QOL without noteworthy safety concerns


Weeks
Weeks
BMJ Journals
Placebo
KHK4827 210 mg

Belimumab
BAFF antagonist

- 52-week, investigator initiated, single center, double blind, placebo-controlled pilot study in 20 participants with dcSSC on MMF
- No significant difference of AEs in active and placebo arms
- Both treatment groups experienced improvements in mRSS favoring belimumab (p=NS)
- All secondary endpoints favored belimumab with statistical significance in 2 endpoints: SHAQ DI and VAS Raynaud's phenomenon
- Orphan Drug Designation granted
- P 2/3 RCT has been initiated for SSc-ILD

Rituximab
CD20 B-cell depleter

- Multiple Studies demonstrated effectiveness of Rituximab in SSc (mainly open label and observational)
- The most compelling data comes from the DESIRES double blind – placebo-controlled trial in 56 pts with SSc1
- Primary endpoint: mRSS change after 24 weeks of treatment
- Rituximab -6.30 points vs. PBO +2.14 points (p < 0.0001)
- 48 / 56 participants had SSc-ILD 2.96% FVC improvement at 24 weeks vs. PBO (p=0.04)


THE LANCET
Rheumatology

Source: Ebata et al. 2021. Lancet Rheumatol, Gordon et al..2018. ArthRheumatol, Fukasawa et al. 2022. AnnalsRheumDisease; Gordon et al..2018. ArthRheumatol.

©2023 Zura Bio Ltd. | 13

Proposed Phase 2 SSc Trial Design*

KEY INCLUSION CRITERIA:

- mRSS 10-29
- Participant presented the first symptoms of sclerosis other than Raynaud's phenomenon within 60 months before enrollment


DOUBLE BLIND, PLACEBO-CONTROLLED TRIAL
~40 participants per arm
R
ZB-106 DOSE LEVEL 1
ZB-106 DOSE LEVEL 2
PLACEBO
PRIMARY EFFICACY PERIOD (24 WEEKS)

KEY EFFICACY ENDPOINTS:

- ACR-CRISS
- Change in mRSS
- SHAQ DI
- VAS (RP, Pain, Ulcers, Breathing)
- FVC, DLCO
- PK / PD assessments

KEY SAFETY ENDPOINTS:

- General Safety and Tolerability
- Severe infection
- Neutropenia
- ADA / nAb

(*) Trial design is preliminary and subject to change

©2023 Zura Bio Ltd. 14

ZB - 106 tibulizumab | Anti BAFFxIL - 17 | Hidradenitis suppurativa (HS) Potential First - in - Class, Dual Antagonist Combining tabalumab and TALTZ®

Overview of Hidradenitis suppurativa (HS)

zurabio

DISEASE OVERVIEW

- Hidradenitis Suppurativa is an inflammatory follicular skin disease
- Skin lesions develop in axillae, in the groin, and under the breasts, are formed as a result of inflammation & infection of sweat glands and are characterized by:
  - Recurrent boil-like nodules and abscesses that culminate in pus-like discharge
  - Difficult-to-heal open wounds (sinuses) and scarring
  - Increased Th1/Th17 and B cell mediated inflammation[1-3]
  - Disproportionately affects women between adolescent age to 55 years of age[4,5]



CLINICAL OPPORTUNITY

Estimated

~300K people

living with Hidradenitis Suppurativa in the U.S.

(1-2% global prevalence)

Average of

7 years

to diagnose globally

High unmet need

only 1 approved drug

Only Humira is FDA-approved in HS

CURRENT TREATMENTS ONLY AIM TO MANAGE SYMPTOMS AND INCLUDE PALLIATIVE CARE SUCH AS OTC EYEDROPS, TOPICAL CYCLOSPORINE AND OFF-LABEL STEROIDS OR IMMUNOSUPPRESSANTS TO MANAGE SYSTEMIC SYMPTOMS

Source: 1. Moran et al. JID 2017; 2. Banerjee et al. 2017. Immunol. Invest. ; 3. Sabat et al. JACI 2022; 4. Garg et al. 2017 JAMA Dermatol; 5. Ingram. 2020. BrJDermatol

©2023 Zura Bio Ltd.
16

Multiple P3 Studies Shows IL-17 is Clinically Validated Pathway to Treat HS

Phase 2 data show efficacy ceiling may have been reached
Fostamatinib data provide evidence of B-Cell importance

RECENT HS DATA

Company (Asset)		abbvie Humira	NOVARTIS Cosentyx	ucb Bimzelx	ucb Bimzelx	MoonLake Sonelokimab	ACELYRIN Izokibep	rigel Fostamatinib
Mechanism		TNF-α	IL-17 A	IL-17 A/F	IL-17 A/F	IL-17 A/F	IL-17 A/A	SYK inhibitor
Administration		SC	SC/IV	SC	SC	SC	SC	PO
Phase		PIONEER I & II Phase 3	SUNSHINE & SUNRISE Phase 3	BE HEARD I & II Phase 3	Phase 2	Phase 2	Pase 2b Part A Open-Label	Phase 2
Dosing		40mg QW for 12W	30mg Q2W for 16W	320mg Q2W for 16W	320mg Q2W for 12W	120mg Q2W for 12W	160mg QW for 12W	150 mg BID for 12W
Total Patients		n = 633	n = 360	Est. n = 579	n=88	n=234	n=30	n=20
Efficacy (HISCR50)	Non-Placebo Adjusted	42% - 59%	42% - 45%	48% - 52%	63%	66%	71%	85%
	Placebo Adjusted	16% - 31%	11%+	19% - 20%	35%	38%	N/A	N/A
Efficacy (HISCR75)	Non-Placebo Adjusted	N/A	N/A	33-36%	50%	43%	57%	70%
	Placebo Adjusted	N/A	N/A	15%-20%	29%	29%	N/A	N/A
Safety / Tolerability	Most Common AEs	Headache 9% - 13%	Headache 9% - 12%	Hidradenitis 7% - 9%	Infections 44%	Nasopharyngitis 15%	Injection site reactions	Nausea 30%
	Candidiasis	0%[1]	0% - 3%[1]	4% - 7%	9%	10.5%	0%[2]	0%

Sources: Company Presentations, Publications and Research.
1. Represents data from psoriasis trial. 2. Represents safety data from psoriatic arthritis trial.

©2023 Zura Bio Ltd.
17

Addition of BAFF has Potential to Provide Superior Efficacy to IL-17 Alone

zurabio

B-cells in HS lesions

- HS lesions have increased numbers of CD20+ B and CD138+ Plasma Cells[1]
- B-cell activating factor (BAFF) is produced by B cells, macrophages, dendritic cells, and neutrophils
- BAFF regulates B-cell survival, maturation and differentiation

CD20+ B cells in HS Lesions



CD20+ B cells
Score
Healthy skin
Perilesional
Early lesion
Chronic HS

BAFF in HS

- Increased BAFF expression in HS lesions and tunnels[2-4]
- Lesional upregulation of BAFF and BAFF receptors is attributed to B cells and plasma cells[2,4]
- Neutralization of BAFF with a soluble variant of BAFF-R in HS lesional explants reduced the expression of key genes associated with B and plasma cell function[2]

BAFF gene expression in HS



skin BAFF mRNA (r.u.)
healthy
healthy, int.
HS les
Pso les
AD les
nodules
abscesses
fistulas
scars

Clinical data in HS

- B cell depletion with rituximab provided therapeutic benefit[5]
- 4/5 cases report complete remission of HS lesions[5]
- Modulating B cell function using fostamatinib (SYK inhibition) provided therapeutic benefit in HS[6]

B cell disruption is efficacious in HS



Timepoint
HiSCR50
HiSCR75
HiSCR90

Week 12	% Achieving HiSCR50	% Achieving HiSCR75
Fostamatinib (SYK inhibition)[6]	85%	70%
Izokibep (IL-17)[3]	71%	57%

Source: Van der Zee et al. 2012. Br J Derm; 2 Rumberger et al. 2020. J Inflam Research; 3.Sabat et al 2022. JACI; 4. Gudjonsson et al. 2020. JCI Insight.; 5. Seigel et al 2023. JCutanMedicSurgery; 6. Jepsen et al. 2023. JAAD

©2023 Zura Bio Ltd. 18

Dermal Tunnels: Role in HS Pathogenesis

zurabio

- Recent literature highlights the role of dermal tunnels in the pathogenesis of HS[1,2]
- The presence of dermal tunnels increased the amount of time needed to achieve HiSCR50 with adalimumab[3]
- One significant drawback of the HiSCR is the lack of a dynamic measurement of draining tunnel; therefore, not fully capturing the anti-inflammatory properties of a therapeutic
- Dermal tunnels in HS are characterized by increased numbers of neutrophils and B cells; and Sabat et al. demonstrated increased BAFF production by neutrophils[2,4]
- The International Hidradenitis Suppurativa Severity Score System (IHS4) was developed to assess inflammatory nodules (1 point), abscesses (2 points) and draining tunnels (4 points)

Treatment with fostamatinib (SYK Inhibitor) significantly reduced IHS4 scores and draining tunnel counts[5]



p=0.0002
p=0.0001
50
40
30
20
10
0
Draining Tunnel Count
Baseline
W1
W2
W4
W5
W6
W8
W12
Timepoint

Source: Frew et al. 2021 Clin Exper Derm; 2. Sabat et al JACI 2023; 3. Moran et al. JID 2017; 4. Gudjonsson et al. 2020; 5. Jepsen et al. 2023. JAAD

©2023 Zura Bio Ltd.
19

Proposed Phase 2 HS Trial Design*

zurabio

KEY INCLUSION CRITERIA:

- Moderate to Severe HS
- Hurley Stage II/III
- Total abscess and inflammatory count (AN) ≥ 3

DOUBLE BLIND, PLACEBO-CONTROLLED TRIAL

~40 participants per arm → **R** →

- **ZB-106 DOSE LEVEL 1**
- **ZB-106 DOSE LEVEL 2**
- **PLACEBO**

PRIMARY EFFICACY PERIOD (16 WEEKS)

KEY EFFICACY ENDPOINTS:

- HiSCR (50, 75, 100)
- Improvement in baseline AN counts
- IHS4
- PGA
- DLQI
- PK / PD assessments

KEY SAFETY ENDPOINTS:

- General Safety and Tolerability
- Severe infection
- Neutropenia

(*) Trial design is preliminary and subject to change

©2023 Zura Bio Ltd. | 20

ZB - 168 Anti - IL - 7R | Alopecia areata (AA) A Potential Best - in - Class Anti - IL - 7R Inhibiting Both IL - 7 and TSLP Pathways

ZB-168 – Asset Overview

zurabio

ABOUT ZB-168

- IL-7Rα implicated in two key immune pathways[1]: IL-7 and TSLP
- Only anti-IL-7R program to date with human clinical data showing impact on key T-cell sub-populations[2]
- Well tolerated in >90 participants and patients dosed in Phase 1 studies conducted by Pfizer[2, 3]
- Utility in multiple T-cell driven diseases[4]
- 91 subjects dosed to date

MECHANISM OF ACTION

- Inhibition of IL-7Rα blocks both IL-7 and TSLP signaling[5]
- Blocking IL-7Rα selectively inhibits survival/activity of effector memory and central memory CD4 and CD8 T cells while preserving the T_{regs} compartment[1, 5]
- T cell transcriptomics show downregulation of genes associated with activation, differentiation and trafficking of Th1, Th2 and Th17[6]
- Blocking TSLP reduces Asthma exacerbations in both Th2 high and low populations[7]



IL7Ra
γc
TSLPR
IL7
TSLP
IL7
IL7Ra
γc
IL7Ra
TSLP
TSLPR
JAK2
JAK1
JAK1
JAK3

INDICATION AREAS OF POTENTIAL INTEREST

- Respiratory
- Dermatologic
- Gastrointestinal

MARKET OPPORTUNITY

- Advances in the field further validate IL-7 and TSLP in multiple type Th1 & Th2 immune disorders with significant global opportunities
- Potential 1st-in-class opportunities within several indications

Source: 1. doi: 10.1038/s41467-018-06804-y, 2. 10.1172/jci.insight.126054, 3. Clinical study report, 4. doi:10.3389/fimmu.2020.01557, 5. https://www.frontiersin.org/articles/10.3389/fimmu.2020.01557/full, 6. Herold, K. C. et a. JCI Insight. 2019; 4(23):e126054. 7. doi: 10.1056/NEJMoa2034975

©2023 Zura Bio Ltd.
22

TSLP and IL-7 have a Broad Impact on Epithelial-Driven Inflammation

TSLP AND IL-7 PATHWAYS

- Thymic stromal lymphopoietin (TSLP) is an epithelial-derived cytokine primarily expressed in the lungs, skin and gastrointestinal tract[1]
- TSLP is released from the epithelium by disease exacerbating environmental factors and is an important amplifier of Th2 immune response, including the production of IL-4, -5, -9 and -13.[1]
- TSLP inhibition is clinically validated in severe asthma and has shown positive therapeutic benefit in additional Th2 driven diseases[2,3]
- IL-7 is a growth factor that binds to the heterodimeric receptor of IL-7R:gC and is critical for the survival, development and homeostasis of central and effector memory T cells[4]
- Due to the high expression of IL-7R on T_{eff} compared to T_{reg}, inhibition results in a 20-fold greater activity in reducing T_{eff}, leading to an increase in Treg:Teff ratio[5, 6]
- Dual inhibition of TSLP and IL-7 has potential to modulate Th1, Th2, and Th17-driven inflammation in a targeted manner across a broad number of allergic and autoimmune diseases[7]



Allergen
Virus
Bacteria
Pollutant
Keratinocytes
Airway Epithelium
Stromal Cell
IL-7
TSLP
IL-7Ra
γC
TSLPR
T Cell
B Cell
DC
ILC2
Mast Cell
Eosinophil
Basophil
IL-5R
IL-4R
IL-7 Mediated
TSLP Mediated
T Cell Activation
CD4/CD8 Effector Cells
Th2 Differentiation
Treg Development
B Cell Maturation
B Cell Development
CCL17/TARC
CCL22/MDC
IL-5, IL-13, Amphiregulin

Source: 1. Ebina-Shibuy, 2022. Nat Rev Immunol, 2. Marone, 2019. Expert Opin Investig Drugs, 3. Menzies-Gow, 2020. Respir Res, 4. Chen, 2021. Frontiers Immunol, 5. Herold, 2019 JCI Insight, Graphic created in BioRender; 5. doi.org/10.3389/fimmu.2018.02692, 6. doi.org/10.1016/j.isci.2020.101421, 7. https://www.frontiersin.org/articles/10.3389/fimmu.2020.01557/full

©2023 Zura Bio Ltd. 23

ZB-168 is Potentially Best-in-Class Asset at TSLP Inhibition



% inhibition of TSLP stimulated CCL17 secretion from human monocytes
ZB-168
Anti-TSLPR
Tezepelumab
IgG
% inhibition
100
50
0
-50
-4
-2
0
2
4
log (nM)

- ZB-168 is nearly **10-fold** more potent than AZ/AMG's tezepelumab, and tezepelumab does not inhibit IL-7 signaling
- ZB-168 is >**300-fold** more potent than Q32Bio / Horizon's ADX-914 in TSLP-induced markers, but similar in IL-7-induced pSTA5[4]

	zurabio	UpstreamBio	AstraZeneca / AMGEN	Q32 BIO / HORIZON
	ZB-168 *(IL-7Rα)*	UPB-101 *(α-TSLPR)*	Tezepelumab *(TSLP)*	ADX-914 *(IL-7Rα)*
	IL-7Rα mAb	α-TSLPR mAb	TSLP mAb	IL-7Rα mAb
TSLP-Induced Signals	▪ 7.5 ng/ml / **0.05nM** (CCL17)[1] ▪ 11 ng/ml / **0.07nM** (CCL22)[1] ▪ **0.08 nM** (CCL2)[4]	16.1 ng/ml / **0.1nM** (CCL17)[3]	67 ng/ml / **0.44nM** (CCL17)[3]	**24 nM** (CCL2)[4]
IL-7-Induced Signals	0.46nM (pSTAT5)[2]	*Neg*	*Neg*	▪ 0.6 nM (IL-7 at 0.25ng/ml)[4] ▪ 2.1nM (IL-7 at 2.5ng/ml)[4]

Source: 1. Zura Internal Data, 2. doi: 10.1172/jci.insight.126054, 3. doi: https://doi.org/10.1124/jpet.121.000686, 4. BMS patent https://patents.google.com/patent/WO2020154293A1/en

©2023 Zura Bio Ltd. | 24

ZB-168 is Impactful on $T_{effector}$ Memory Cells

zurabio

CLINICAL DATA IN PARTICIPANTS DEMONSTRATES IMPACT ON KEY T-CELL SUBPOPULATIONS

CD8+ $T_{effector}$ cells[1]



Placebo
Dose 1
Dose 2
Dose 3
Dose 4
% Change From Baseline
100
90
80
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
0
1
8
15
29
57
71
73
78
80
85
92
99
113
127
Treatment Period
Posttreatment Follow-Up
Study Day

- Dose dependent response in impact on T-cells
- Up to 70% reduction in CD8+ $T_{effector}$ memory cells
- Similar reductions seen for naïve and central memory T-cells

Ratio of T_{reg} to $T_{effector}$ cells[2]



Treg/EM ratio
Absolute count Treg/EM Ratio
1.50
1.25
1.00
0.75
0
14
28
42
56
70
Time (day)
Dose 1
Dose 2
Dose 3

- Increases in ratios observed for all doses tested
- ZB-168 shows 20x greater potency for $T_{effector\ memory}$ vs T_{reg} cells
- Observed increase in the Treg:TEM ratio may shift the balance from autoimmunity towards immune tolerance

Source: 1. doi: 10.1172/jci.insight.126054, 2. doi:10.1208/s12248-019-0401-3

©2023 Zura Bio Ltd.
25

ZB - 880 torudokimab | Anti - IL - 33 | Asthma A Potential Best - in - Class Anti - IL - 7R Inhibiting Both IL - 7 and TSLP Pathways

©2023 Zura Bio Ltd. 27 ZB - 880 Asset Overview About ZB - 880 (torudokimab) ▪ IL - 33 implicated in driving Th2 biology through ST2 and Th1/Th17 through alternative signaling 1 ▪ Well tolerated in Ph1 and Ph2 trials conducted by Eli Lilly 2 - 141 healthy volunteers in Ph1 study - 103 participants with moderate to severe atopic dermatitis in Ph2 - A nalyses confirmed key biomarker reductions (IL13, periostin and CCL17/TARC) and no ADA impact 3 - Potential utility in diseases driven by epithelial inflammation 1 ▪ The target engagement evaluation suggested binding to IL - 33 and treatment emergent ADA had no apparent impact on PK or target engagement Mechanism of Action ▪ Inhibition of IL - 33 blocks both ST2 and RAGE signaling 4 Initial Focus on Respiratory, Dermatologic, Gastrointestinal and Orphan Autoimmune Indications ▪ Potential for 1st - in - class opportunities ▪ Validated pathways in COPD4 and asthma 5 Source: 1. Cohen et al. 2015 Nature, 2. https://clinicaltrials.gov/ct2/show/NCT03913260; https://clinicaltrials.gov/ct2/show/NCT03343 587 ; https://clinicaltrials.gov/ct2/show/NCT03831191, Section 6.1, DSUR for period 23 - Sep - 2019 to 22 - Sep - 2020, 3. doi.org/10.1111/bjd.21631 4. Okragly et al Journal of Inflammation Research 2021:14 3823 – 3835, 5.. doi:10.1056/NEJMoa2024257

ZB-880 IL-33 Pathway

zurabio

IL-33 PATHWAY

- IL-33 is a member of the IL1 cytokine family that is constitutively expressed in structural and lining cells including fibroblasts, endothelial, and epithelial cells of skin, gastrointestinal tract, and lungs[1]
- IL-33 is released from the epithelium by disease exacerbating environmental factors and is an important amplifier of innate inflammation during exacerbations[2]
- Polymorphisms in IL-33 and ST2 are associated with increased eosinophil production as well as respiratory diseases such as COPD and severe asthma.
- IL-33 inhibition clinically validated in severe asthma, COPD[3], and subsets of other epithelial disorders[4]
- Pre-clinical data demonstrates superior activity of torudokimab compared with etokimab suggesting the potential for best-in-class activity[5]
- Emerging biology suggests expanding opportunity for IL-33 in fibrotic and autoimmune conditions[6]



allergens
bacteria
viruses
IL25
TSLP
IL33
Basophil
Eosinophil
Mast cell
PGD2
Histamin
proteases
IL6
IL5
GM-CSF
IL13
TNFa
DC
Th2
IL9
IL13
IL4
IL5
Th1
IL2
IFNγ
ILC2
IL13
IL5
Amphiregulin
TCR
NKT
IFNγ
IL4
IL5
IL9
IL13

Source: 1. Chan, 2019. Frontiers Immunol, 2. doi.org/10.1016/j.cyto.2022.155891, 3. https://doi.org/10.1038/ng.323 and doi:10.1016/j.jaci.2020.04.051 , 4. .:https://doi.org/10.1016/S2213-2600(22)00005-4; doi:10.1056/NEJMoa2024257 and doi: 10.1126/scitranslmed.aax2945 , 5. Sci Trans Med., Zura Bio Internal data, 6. doi: 10.1111/imm.12174; https://doi.org/10.3389/fphys.2021.781012 and https://doi.org/10.3389/fmed.2021.739489

©2023 Zura Bio Ltd. 28

©2023 Zura Bio Ltd. ZB - 880 Has Potential for “Best - in - Class” Activity 29 Antibody k on (M - 1 s - 1 ) k off (s - 1 ) k d ( pM ) Torudokimab Potency torudokimab (LY3375880) 1.7 x 10 6 6.7 x 10 - 5 39 etokimab ( AnaptysBio ) 9.4 x 10 5 1.2 x 10 - 4 112 2.9x itepekimab (Regeneron) 7.6 x 10 5 1.6 x 10 - 4 215 5.5x Torudokimab was 2.9 and 5.5 - fold more potent than etokimab and itepekimab , respectively, inhibiting IL - 33 - induced GM - CSF production by human mast cells Source: Zura Bio Internal data

©2023 Zura Bio Ltd. 30 Financial Summary and Milestones CASH, CASH EQUIVALENTS & INVESTMENTS $118.2 million 1 MARKET CAP $398 million 2 TOTAL SHARES OUTSTANDING Fully Diluted, incl warrants, options 1 66,765,163 1 COVERING ANALYSTS Yatin Suneja , Guggenheim Securities Steven Seedhouse, PhD , Raymond James Matthew Barcus , PhD , Chardan (1) Pro - forma adjusted for $80m private placement. Source: S - 1 filling 21st July 2023: https://www.sec.gov/Archives/edgar/data/1 855644/000110465923083115/tm235378 - 3_s1a.htm (2) Closing price $6.62/ share (as of 26 - Jul - 2023) , fully diluted share outstanding incl. warrants Zura Bio Program Indication Expected Key Milestone ZB - 106 tibulizumab Anti - BAFFxIL - 17 Systemic sclerosis Hidradenitis suppurative Initiation of asset transfer Open IND Rheumatology Division Phase 2 initiation ZB - 880 torudokimab Anti - IL - 33 Asthma Transition Asset from Lily Gain FDA feedback on Ph 2/3 design Ph2 initiation* ZB - 168 Anti - IL - 7R Alopecia areata Transition Asset from Pfizer CMC Tech Transfer Ph2 initiation** (*) pending expected phase 2 and 3 external catalysts in Asthma and Chronic obstructive pulmonary disease (COPD) (**) pending expected phase 2 external catalysts in Atopic dermatitis (AD), Ulcerative colitis (UC) and Sjögrens syndrome ( SjS ) Note: Zura Bio development plan(s) subject to review

zurabio.com